ACQUISITIONS AND DISPOSITIONS	12 Months Ended
Dec. 31, 2013
ACQUISITIONS AND DISPOSITIONS
ACQUISITIONS AND DISPOSITIONS

4. ACQUISITIONS AND DISPOSITIONS

Acquisitions

Ecolab makes acquisitions that align with the company’s strategic business objectives. The assets and liabilities of the acquired entities have been recorded as of the acquisition date, at their respective fair values, and consolidated with the company. The purchase price allocation is based on estimates of the fair value of assets acquired and liabilities assumed. The results of operations related to each acquired entity have been included in the results of the company from the date each entity was acquired. The aggregate purchase price of acquisitions has been reduced for any cash or cash equivalents acquired with the acquisition.

Champion Acquisition

In October 2012, the company entered into an agreement and plan of merger to acquire Champion. Based in Houston, Texas, Champion is a global energy specialty products and services company delivering its offerings to the oil and gas industry.

In November 2012, the company amended the acquisition agreement to provide that Champion’s downstream business would not be acquired by the company. Further, in April 2013, the company entered into a consent agreement with the U.S. Department of Justice under which the company agreed to take certain steps designed to ensure continued independent competition utilizing Champion technology for certain U.S. deepwater Gulf of Mexico products and services. The amendment and consent agreement discussed above did not significantly impact the value of the acquisition transaction. On April 10, 2013, the company completed its acquisition of Champion. Champion’s sales for the business acquired by the company were approximately $1.3 billion in 2012. The business became part of the company’s Global Energy reportable segment in the second quarter of 2013.

Pursuant to the terms of the acquisition agreement, the consideration transferred as of December 31, 2013 to acquire all of Champion’s stock was as follows:

MILLIONS, EXCEPT PER SHARE

Cash consideration	$1,425.3
Stock consideration
Ecolab shares issued at closing	6.6
Ecolab’s closing stock price on April 10, 2013	$82.31
Total fair value of stock consideration	$543.0
Total fair value of cash and stock consideration	$1,968.3

The company deposited approximately $100 million of the above stock consideration in an escrow account to fund post-closing adjustments to the consideration and covenant and other indemnification obligations of the acquired entity’s former stockholders for a period of two years following the effective date of the acquisition.

The company incurred certain acquisition and integration costs associated with the transaction that were expensed as incurred and are reflected in the Consolidated Statement of Income. A total of $88.8 million and $19.4 million was incurred during 2013 and 2012, respectively. Amounts included in cost of sales are related to recognition of fair value step-up in Champion international inventory, which is maintained on a FIFO basis, and Champion U.S. inventory which is associated with the adoption of LIFO and integration into an existing LIFO pool. Amounts included in special (gains) and charges are related to acquisition costs, advisory and legal fees and integration costs. Amounts included in net interest expense are related to interest expense through the close date of the Champion transaction of the company’s $500 million public debt issuance in December 2012 as well as fees to secure term loans and short-term debt.

The company funded the initial cash component of the merger consideration through a $900 million unsecured term loan, initiated in April 2013, the proceeds from the December 2012 issuance of $500 million 1.450% senior notes and commercial paper borrowings backed by its syndicated credit facility. See Note 6 for further discussion on the company’s debt.

The Champion acquisition has been accounted for using the acquisition method of accounting, which requires, among other things, that most assets acquired and liabilities assumed be recognized at fair value as of the acquisition date. Certain estimated values are not yet finalized and are subject to change, which could be significant.

The company has finalized the majority of the purchase price allocation adjustments as of December 31, 2013. Amounts for certain contingent liabilities, certain deferred tax assets and liabilities, income tax uncertainties, certain property, plant and equipment valuations, an estimated indemnification receivable, and goodwill remain subject to change. The company will finalize the amounts recognized as information necessary to complete the analysis is obtained. The company expects to finalize remaining purchase price allocation adjustments no later than one year from the acquisition date.

The following table summarizes the value of Champion assets acquired and liabilities assumed as of the acquisition date. Also summarized in the table, subsequent to the acquisition, net adjustments of $37.1 million have been made to the preliminary purchase price allocation of the assets acquired and liabilities assumed, with a corresponding adjustment to goodwill.

	PRELIMINARY	2013	UPDATED
	ALLOCATION	ADJUSTMENTS	ALLOCATION
	AT ACQUISITION	TO FAIR	AT DECEMBER
MILLIONS	DATE	VALUE	31, 2013

Current assets	$593.9	$(1.6)	$592.3
Property, plant and equipment	369.3	(11.5)	357.8
Other assets	30.5	(14.3)	16.2
Identifiable intangible assets
Customer relationships	840.0	—	840.0
Trademarks	120.0	—	120.0
Other technology	36.5	—	36.5
Total assets acquired	1,990.2	(27.4)	1,962.8
Current liabilities	418.2	(8.7)	409.5
Long-term debt	70.8	—	70.8
Net deferred tax liability	420.3	7.1	427.4
Noncontrolling interests and other liabilities	17.1	13.4	30.5
Total liabilities and noncontrolling interests assumed	926.4	11.8	938.2
Goodwill	993.0	37.1	1,030.1
Total aggregate purchase price	2,056.8	(2.1)	2,054.7
Future consideration payable to sellers	(83.9)	(2.5)	(86.4)
Total consideration transferred	$1,972.9	$(4.6)	$1,968.3

The adjustments to the purchase price allocation during 2013 primarily relate to an estimated indemnification receivable, income tax liabilities, contingent liabilities, updated property, plant and equipment values and deferred taxes. The $4.6 million adjustment to the consideration transferred relates to post-acquisition working capital adjustments.

In accordance with the acquisition agreement, except under limited circumstances, the company was required to pay an additional amount in cash, up to $100 million in the aggregate, equal to 50% of the incremental tax on the merger consideration as a result of increases in applicable gains and investment taxes after December 31, 2012. Such additional payment was due on January 31, 2014, and was based on 2013 tax rates in effect on January 1, 2014. In January 2014, subsequent to the company’s year end, an additional payment of $86.4 million was made to the acquired entity’s former stockholders. The balance was classified within other current liabilities as of December 31, 2013.

The customer relationships, trademarks and other technology are being amortized over weighted average lives of 14, 12 and 7 years, respectively. In process research and development associated with the Champion acquisition was not significant.

Goodwill is calculated as the excess of consideration transferred over the fair value of identifiable net assets acquired and represents the expected synergies and other benefits of combining the operations of Champion with the operations of the company’s existing Global Energy business. Key areas of cost synergies include leveraging and simplifying the global supply chain, including the reduction of plant and distribution center locations and product line optimization, as well as the reduction of other redundant facilities.

The results of Champion’s operations have been included in the company’s consolidated financial statements since the close of the acquisition in April 2013. Due to the rapid pace at which the business is being fully integrated with the company’s Global Energy segment, including all customer selling activity, discrete financial data specific to the legacy Champion business is not readily available post acquisition.

Based on applicable accounting and reporting guidance, the Champion acquisition is not material to the company’s consolidated financial statements; therefore, pro forma financial information has not been presented.

Nalco merger

On December 1, 2011, the company completed its merger with Nalco, the world’s leading water treatment and process improvement company. Based in Naperville, Illinois, Nalco provides water management sustainability offerings focused on industrial, energy and institutional market segments. Nalco’s programs are used in water treatment applications to prevent corrosion, contamination and buildup of harmful deposits and to extend asset life, among other functions, and in production processes to enhance process efficiency, extend asset life and improve customers’ end products. Nalco also helps customers reduce energy, water and other natural resource consumption, minimizing environmental releases. Effective with the Nalco merger, the company added Nalco’s three legacy operating units (Water Services, Paper Services and Energy Services) as individual reportable segments. Beginning in the first quarter of 2012, the Water Services, Paper Services and Energy Services reportable segments were renamed as the Global Water, Global Paper and Global Energy reportable segments, respectively. Effective in the first quarter of 2013, the Global Water and Global Paper individual reportable segments were aggregated with the Global Food & Beverage and Global Textile Care operating units forming the Global Industrial reportable segment. Further information related to the recast of the company’s reportable segments is included in Notes 2 and 17.

Under the terms of the merger agreement, each share of Nalco common stock issued and outstanding immediately prior to the effective time of the merger was converted into the right to receive, at the election of the stockholder, either 0.7005 shares of Ecolab common stock or $38.80 in cash, without interest, provided that approximately 70% of the issued and outstanding Nalco common stock immediately prior to the effective date was converted into the right to receive Ecolab common stock and approximately 30% of issued and outstanding shares of Nalco common stock immediately prior to the effective date was converted into the right to receive cash. In order to achieve this 70%/30% stock-cash consideration mix, the merger agreement provided for pro-rata adjustments to and reallocation of the stock consideration paid to Nalco stockholders, and cash elections made by Nalco stockholders, as well as the allocation of cash as the default consideration paid for Nalco shares owned by stockholders who failed to make an election. Those Nalco stockholders making stock elections received approximately 94% of their consideration in Ecolab shares while those electing cash received 100% cash consideration. Nalco stockholders did not receive any fractional shares of Ecolab common stock in the merger. Instead, they received cash in lieu of any fractional shares of Ecolab common stock.

The final consideration transferred to acquire all of Nalco’s stock was as follows:

MILLIONS, EXCEPT PER SHARE

Cash consideration
Number of Nalco common shares outstanding receiving cash consideration	41.9
Cash consideration per common share outstanding	$38.80
Total cash paid to Nalco shareholders electing cash consideration	$1,623.9
Stock consideration
Number of Nalco common shares outstanding receiving stock consideration	97.5
Exchange ratio	0.7005
Ecolab shares issued to Nalco shareholders electing stock consideration	68.3
Ecolab’s closing stock price on December 1, 2011	$55.62
Total fair value of stock consideration	$3,799.7
Fair value of Nalco equity compensation awards converted to Ecolab awards	$73.5
Total fair value of cash and stock consideration	$5,497.1

The company incurred certain merger and integration costs associated with the transaction that were expensed as incurred and are reflected in the Consolidated Statements of Income. A total of $18.6 million, $155.8 million and $62.8 million were incurred during 2013, 2012 and 2011, respectively. Amounts included in cost of sales and net income (loss) attributable to noncontrolling interest include recognition of fair value step-up in Nalco international inventory which is maintained on a FIFO basis. Amounts included in special (gains) and charges include merger and integration charges, closing costs and advisory fees. Amounts included in net interest expense include a loss on the extinguishment of Nalco’s senior notes, which were assumed as part of the merger, and fees to secure short-term credit facilities to initially fund the Nalco merger.

The company initially financed the merger through commercial paper borrowings backed by its $1.5 billion, 5 year credit facility and a $2.0 billion 364 day credit facility the company had in place at the close of the merger, as well as through proceeds from its $500 million private placement senior notes. See Note 6 for further discussion on the company’s debt. The company also issued 68.3 million shares of Ecolab common stock as part of the merger transaction. In addition, certain outstanding Nalco equity compensation awards were converted into Ecolab equity compensation awards of which the consideration portion was $73.5 million. See Notes 10 and 11 for further discussion on equity and equity compensation, respectively.

The merger has been accounted for using the acquisition method of accounting which requires, among other things, that most assets acquired and liabilities assumed be recognized at fair value as of the acquisition date. The following table summarizes the value of Nalco assets acquired and liabilities assumed as of the merger date. Also summarized in the table, subsequent to the merger, net adjustments of $53.0 million have been made to the preliminary purchase price allocations of the assets acquired and liabilities assumed, with a corresponding adjustment to goodwill. Purchase price allocations were finalized in the fourth quarter of 2012.

		2012
	INITIAL	ADJUSTMENTS	FINAL
MILLIONS	VALUATION	TO FAIR VALUE	VALUATION

Current assets	$1,869.6	$(0.1)	$1,869.5
Property, plant and equipment	1,069.2	(1.2)	1,068.0
Other assets	97.3	(3.3)	94.0
Identifiable intangible assets:
Customer relationships	2,160.0	—	2,160.0
Patents	321.0	—	321.0
Trade names	1,230.0	—	1,230.0
Trademarks	79.0	—	79.0
Other technology	91.0	—	91.0
Total assets acquired	6,917.1	(4.6)	6,912.5
Current liabilities	1,105.5	(0.1)	1,105.4
Long-term debt	2,858.4	—	2,858.4
Pension and postretirement benefits	505.7	5.6	511.3
Net deferred tax liability	1,188.7	5.3	1,194.0
Noncontrolling interests and other liabilities	167.7	35.5	203.2
Total liabilities and noncontrolling interests assumed	5,826.0	46.3	5,872.3
Goodwill	4,403.9	53.0	4,456.9
Total consideration transferred	$5,495.0	$2.1	$5,497.1

The additional consideration of $2.1 million transferred in 2012 relates to the resolution of an appraisal action with respect to dissenting Nalco shares.

The customer relationships, patents, finite-lived trademarks and other technology are being amortized over weighted average lives of 15, 14, 15 and 8 years, respectively. The Nalco trade name has been determined to have an indefinite life.

In-process research and development associated with the Nalco merger was not significant.

Goodwill is calculated as the excess of the consideration transferred over the fair value of identifiable net assets acquired and represents the expected synergies and other benefits from combining the operations of Nalco with the operations of Ecolab. The company expects that the merger will produce revenue growth synergies through the cross-selling of products in complementary markets and also expand geographic and market breadth, while adding scale to operations in smaller countries, thus creating a stronger more globally diversified and strategically well-positioned combined entity. Key areas of cost synergies include increased purchasing power for raw materials, supply chain consolidation and elimination of corporate general and administrative functions overlap.

The results of Nalco’s operations have been included in the company’s consolidated financial statements from the close of the merger. The following table provides net sales and operating income from the Nalco business included in the company’s results during 2011 following the December 1, 2011 merger.

MILLIONS

Net sales	$193.4
Operating income	13.8

The following table provides unaudited pro forma net sales and reported results of operations for the year ended December 31, 2011, assuming the Nalco merger had been completed on January 1, 2010. The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the merger, supportable and expected to have a continuing impact on the combined results. The unaudited pro forma results do not include any anticipated cost savings from operating efficiencies or synergies that could result from the merger. Accordingly, such pro forma amounts are not necessarily indicative of the results that actually would have occurred had the merger been completed on January 1, 2010, nor are they indicative of future operating results of the combined company.

MILLIONS	2011
(unaudited)
Net sales	$11,283.9
Net income attributable to Ecolab	665.5
Earnings attributable to Ecolab per common share
Basic	2.22
Diluted	2.17

Other significant acquisition activity

Subsequent Event Activity

In April 2013, the company entered into an agreement to acquire Akzo Nobel N.V.’s Purate business which specializes in global antimicrobial water treatment. With 2012 revenues of approximately $23 million, the Purate business provides patented, proprietary chlorine dioxide generation programs for use in a wide array of water treatment applications. In December 2013, subsequent to the company’s fiscal year end for international operations, the company completed the acquisition of Purate. Beginning in the first quarter of 2014, the business will become part of the company’s Global Industrial reportable segment.

2013 Activity

In January 2013, the company completed the acquisition of Mexico-based Quimiproductos S.A. de C.V. (“Quimiproductos”), a wholly-owned subsidiary of Fomento Economico Mexicano, S.A.B. de C.V. (commonly known as FEMSA). Quimiproductos produces and supplies cleaning, sanitizing and water treatment goods and services to breweries and beverage companies located in Mexico and Central and South America. Pre-acquisition annual sales of the business were approximately $43 million. Approximately $8 million of the purchase price was placed in an escrow account for potential indemnification purposes related to general representations and warranties. The business became part of the company’s Global Industrial reportable segment during the first quarter of 2013.

In April 2013, the company completed the acquisition of Russia-based OOO Master Chemicals (“Master Chemicals”). Master Chemicals sells oil field chemicals to oil and gas producers located throughout Russia and parts of the Ukraine. Pre-acquisition annual sales of the business were approximately $29 million. The business became part of the company’s Global Energy reportable segment during the second quarter of 2013.

2012 Activity

In December 2011, subsequent to the company’s fiscal year end for international operations, the company completed the acquisition of Esoform SpA, an independent Italian healthcare manufacturer focused on infection prevention and personal care. Based outside of Venice, Italy, with pre-acquisition annual sales of approximately $12 million, the business is included in the company’s Global Institutional reportable segment.

Also in December 2011, the company completed the acquisition of the InsetCenter pest elimination business in Brazil. Pre-acquisition annual sales of the acquired business were approximately $6 million. The business operations and staff have been integrated with the company’s existing Brazil Pest Elimination business, and is included in the company’s Other reportable segment.

In March 2012, the company acquired Econ Indústria e Comércio de Produtos de Higiene e Limpeza Ltda., a provider of cleaning and sanitizing products and services to the Brazilian foodservice industry. Based in Sao Paulo, Brazil, its pre-acquisition annual sales were approximately $9 million. The business operations have been integrated within the company’s existing Brazil Institutional business and its results are part of the company’s Global Institutional reportable segment.

2011 Activity

In December 2010, subsequent to the company’s fiscal year end for international operations, the company completed the purchase of the assets of Cleantec located in Brisbane, Queensland, Australia. Cleantec is a developer, manufacturer and marketer of cleaning and hygiene products principally within the Australian food and beverage processing, foodservice, hospitality and textile care markets. The business, which had pre-acquisition annual sales of approximately $55 million, is included in the company’s Global Industrial reportable segment. The total purchase price was approximately $43 million, of which $2 million was placed in an escrow account for potential indemnification purposes. During the third quarter of 2012, the $2 million escrow balance was paid to the seller.

In March 2011, the company closed on the purchase of the assets of O.R. Solutions, Inc., a privately-held developer and marketer of surgical fluid warming and cooling systems in the U.S. The business, which had pre-acquisition annual sales of approximately $55 million, is included in the company’s Global Institutional reportable segment. The total purchase price was approximately $260 million, of which $26 million was placed in an escrow account for potential indemnification purposes related to general representations and warranties. During the third quarter of 2012, $13 million of the escrow balance was paid to the seller. The remaining $13 million escrow balance was paid to the seller in the first quarter of 2013.

Other Significant Acquisition Summary

Excluding the Nalco merger, the pro forma impact of all other acquisitions during 2013, 2012, and 2011 was not material to the company’s consolidated financial statements; therefore pro forma financial information is not presented. Based upon purchase price allocations, excluding the Champion and Nalco transactions which are shown previously in this note, the components of the aggregate purchase prices of 2013, 2012 and 2011 acquisitions are shown in the following table. The 2013 contingent consideration activity relates to payments on legacy Nalco acquisitions. The 2012 and 2011 contingent consideration relates to immaterial acquisitions completed during those years.

MILLIONS	2013	2012	2011

Net tangible assets acquired (liabilities assumed)	$(2.8)	$(1.0)	$58.6
Identifiable intangible assets
Customer relationships	58.8	8.4	145.5
Patents	1.4	2.8	0.3
Trademarks	—	0.5	11.2
Other technology	1.0	0.3	8.4
Total intangible assets	61.2	12.0	165.4
Goodwill	41.7	23.3	94.3
Total aggregate purchase price	100.1	34.3	318.3
Contingent consideration	11.3	(2.6)	(5.0)
Liability for indemnification	2.4	16.0	(28.1)
Net cash paid for acquisitions	$113.8	$47.7	$285.2

Excluding the Champion and Nalco transactions, the weighted average useful lives of intangible assets acquired was 13 years as of December 31, 2013, 2012 and 2011.

Dispositions

In August 2013, the company sold substantially all the equipment design and build business of its Mobotec air emissions control business. The Mobotec equipment design and build business had 2012 sales of approximately $27 million, which were within the company’s Global Industrial reportable segment. The company has retained Mobotec’s chemical business.

In December 2012, the company completed the sale of its Vehicle Care division for $116.9 million, resulting in a gain of $76.3 million, recorded in special (gains) and charges. Vehicle Care sales were approximately $65 million in 2011, and were included in the company’s Other reportable segment. Net cash proceeds were used to repay debt and for general corporate purposes.

During the third quarter of 2012, the company received additional payments of $13.0 million related to the sale of an investment in a U.S. business, originally sold prior to 2012. The corresponding gain of $13.0 million recognized during the third quarter of 2012 was recorded in special (gains) and charges.

The company had no business dispositions in 2011.